LOAN AND SECURITY AGREEMENT




                             between




                  VECTOR AEROMOTIVE CORPORATION
                            "Borrower"




                               and




                 TRADELINK INTERNATIONAL LIMITED
                             "Lender"





                      Dated:  July 22, 1997

                        TABLE OF CONTENTS

                                                            Section
                                                            Number


1.   Definitions
          Defined Terms ...................................... 1.1
          Financial Terms .................................... 1.2

2.   Representations and Warranties
          Valid Existence and Power .......................... 2.1
          Authority .......................................... 2.2
          Financial Condition ................................ 2.3
          Litigation ......................................... 2.4
          Agreements, Etc. ................................... 2.5
          Authorizations ..................................... 2.6
          Title .............................................. 2.7
          Collateral ......................................... 2.8
          Location ........................................... 2.9
          Taxes .............................................. 2.10
          Withholding Taxes .................................. 2.11
          Labor Law Matters .................................. 2.12
          Accounts ........................................... 2.13
          Use and Location of Collateral ..................... 2.14
          Judgment Liens ..................................... 2.15
          Intent and Effect of Transactions .................. 2.16
          Subsidiaries ....................................... 2.17
          Hazardous Materials ................................ 2.18
          ERISA .............................................. 2.19

3.   The Loan
          Line of Credit I .................................... 3.1
          Line of Credit II ................................... 3.2
          Limitations on Advances ............................ 3.3
          Notice and Manner of Borrowing ..................... 3.4
          Calculation of Interest ............................ 3.5
          Overdue Payments .................................... 3.6
          Sales Tax .......................................... 3.7

4.   Conditions Precedent to Borrowing
          Conditions Precedent to Initial Advance ............ 4.1
          Conditions Precedent to Each Advance ............... 4.2
          Waiver and Application of Conditions................ 4.3

5.   Covenants of the Borrower
          Use of Loan Proceeds ............................... 5.1
          Maintenance of Business and Properties ............. 5.2
          Insurance .......................................... 5.3
          Notice of Default .................................. 5.4
          Inspections ........................................ 5.5
          Financial Information .............................. 5.6
          Debt ............................................... 5.7
          Liens .............................................. 5.8
          Merger, Sale, Etc. ................................. 5.9
          Loans and Other Investments ........................ 5.10
          Change in Business ................................. 5.11
          Accounts ........................................... 5.12
          No Change in Name, Offices; Removal of Collateral .. 5.13
          No Sale, Leaseback ................................. 5.14
          Payment of Taxes, Etc. ............................. 5.15
          Compliance; Hazardous Materials .................... 5.16
          Subsidiaries ....................................... 5.17
          Withholding Taxes .................................. 5.18
          Further Assurances ................................. 5.19

6.   Default
          Events of Default .................................. 6.1
          Remedies ........................................... 6.2

7.   Security Agreement
          Security Interest .................................. 7.1
          Remedies ........................................... 7.2
          Power of Attorney .................................. 7.3
          Entry .............................................. 7.4
          Deposits; Insurance ................................ 7.5
          Other Rights ....................................... 7.6
          Accounts ........................................... 7.7
          Tangible Collateral ................................ 7.8
          Waiver of Marshalling .............................. 7.9
          Waiver of Automatic Stay ........................... 7.10

8.   Miscellaneous
          No Waiver, Remedies Cumulative ..................... 8.1
          Survival of Representations ........................ 8.2
          Expenses ........................................... 8.3
          Notices ............................................ 8.4
          Governing Law ...................................... 8.5
          Successors and Assigns ............................. 8.6
          Counterparts ....................................... 8.7
          No Usury ........................................... 8.8
          Powers ............................................. 8.9
          Approvals .......................................... 8.10
          Jurisdiction; Service of Process ................... 8.11
          Multiple Borrowers ................................. 8.12
          Waiver of Jury Trial ............................... 8.13

                  LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of July 22, 1997, between VECTOR AEROMOTIVE CORPORATION, a
Nevada corporation (the "Borrower"), and TRADELINK
INTERNATIONAL CORPORATION, LIMITED, a corporation organized under the laws of The Bahamas (the "Lender");

                     W I T N E S S E T H :

     In consideration of the premises and of the mutual covenants herein contained and to induce the Lender to extend credit to the Borrower, the parties agree as follows:

     1. Definitions. In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

          1.1  Defined Terms.

               "Account" shall mean any account receivable, any rights of payment for goods sold or leased or for services rendered, which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance, together with all guaranties, letters of credit and other security therefor and all other debts, obligations and liabilities in whatever form, owing to Borrower from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, however otherwise established or created, all right, title and interest of Borrower in the merchandise or services that gave rise to any of the foregoing, including the rights of reclamation and stoppage in transit and all rights of an unpaid seller of merchandise or services and monies, securities and other property and the proceeds of such property, now or hereafter held or received by, or in transit to, Lender from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's credits and balances with Lender at any time existing.

               "Account Debtor" shall mean a Person who is obligated under any Account, Chattel Paper, General
     Intangible or instrument (as instrument is defined in the Code).

               "Advance" shall mean an advance of proceeds of the Loan to the Borrower pursuant to this Agreement, on any given Advance Date.

               "Advance Date" shall mean the date as of which an Advance is made.

               "Advance Request" shall mean the written request for an Advance under the Loan as identified in Section 3.3
     ("Notice and Manner of Borrowing") hereof.

               "Affiliate" of a named Person shall mean (a) any Person owning 5% more of the voting stock or rights of such named Person or of which the named Person owns 5% or more of such voting stock or rights; (b) any Person controlling, controlled by or under common control with such named Person; (c) any officer or director of such named Person or any Affiliates of the named Person; and
     (d) any family member of the named Person or any Affiliate of such named Person.

               "Business Day" shall mean a weekday on which commercial banks are open for business in Jacksonville, Florida.

               "Chattel Paper" shall mean all writing or writings which evidence both a monetary obligation and a security interest in or the lease of specific goods and in addition includes all property included in the definition of "chattel paper" as used in the Code, together with any guaranties, letters of credit and other security therefor, whether now owned or hereafter acquired or received by or belonging to Borrower.

               "Code" shall mean the Florida Uniform Commercial
     Code, as in effect from time to time.

               "Collateral" means the following property of the Borrower, wherever located and whether now owned by Borrower or hereafter acquired: (a) all Inventory; (b) all General Intangibles; (c) all Accounts and Chattel Paper and any other instrument or intangible representing payment for goods or services; (d) all Equipment;(e) to the extent not named above, all personal property of the Borrower, whether now owned or hereafter acquired or received by or belonging to Borrower and wherever located;
     (f) all books and records (including without limitation computer tapes and data files) related to all property in which Debtor grants a security interest under the Security Agreement or any other agreement between Borrower and the Lender, whether now owned or hereafter acquired or received by or belonging to Borrower and wherever located, and all replacements and substitutions for such books and records; (g) all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto and tax refunds) in any form and wherever located; and (h) all replacements and substitutions for or accessing to all such property. Collateral shall include all written or electronically recorded records relating to any such Collateral and other rights relating thereto.

               "Conversion Date" shall mean the day that is immediately after the fifth consecutive day that the principal balance under Line of Credit I is equal to or exceeds the Maximum Loan Amount ($1,250,000).

               "Debt" shall mean all liabilities of a Person as determined under generally accepted accounting principles and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable, and shall include, without limitation (a) all obligations for borrowed money or purchased assets, (b) obligations secured by assets whether or not any personal liability exists, (c) the capitalized amount of any capital or finance lease obligations, (d) the unfunded portion of pension or benefit plans or other similar liabilities,
     (e) obligations as a general partner, (f) contingent obligations pursuant to guaranties, endorsements, letters of credit and other secondary liabilities, and
     (g) obligations for deposits.

               "Default Rate" shall mean the highest lawful rate of interest per annum specified in any Note to apply after a default under such Note or, if no such rate is specified, a rate equal to the lesser of (a) five (5) percentage points above the rate on the Loan otherwise in effect from time to time, or (b) the highest rate of interest allowed by law.

               "Equipment" shall mean all machinery, furniture, computer equipment and related accessories, fixtures, leasehold improvements, equipment, motor vehicles, rolling stock and other tangible property of a Person of every description, except Inventory and in addition includes all property included in the definition of "equipment" as used in the Code, whether now owned or hereafter acquired and wherever located, and all replacements and substitutions for such goods or accessions to such goods.

               "Event of Default" shall mean any event
     specified as such in Section 6.1 hereof ("Events of Default"), provided that there shall have been satisfied any requirement in connection with such event for the giving of notice or the lapse of time, or both; "Default" or "default" shall mean any of such events, whether or not any such requirement for the giving of notice or the lapse of time or the happening of any further condition, event or act shall have been satisfied.

               "General Intangibles" shall mean all intangible personal property (including things in action) except Accounts, Chattel Paper and instruments (as defined in the Code), including all contract rights, copyrights, trademarks, trade names, service marks, patents, patent drawings, licenses, designs, formulas, rights to a Person's name itself, customer lists, chooses-in-action (whether they arise in tort or contract), rights to all prepaid expenses, marketing expenses, rights to receive future contracts, fees, commissions and orders relating in any respect to any business of a Person, all licenses and permits, all computer programs and other software owned by a Person, or which a Person has the right to use, and all rights for breach of warranty or other claims for funds to which a Person may be entitled, and in addition includes all property included in the definition of "general intangibles" as used in the Code, in all cases whether now owned or hereafter acquired or received by or belonging to Borrower, whether or not excluded from coverage under the Code by Section 679.104 or similar provisions.

               "Indebtedness" shall mean all obligations now or hereafter owed to the Lender by the Borrower, whether related or unrelated to the Loan, including, without limitation, amounts owed or to be owed under the terms of the Loan Documents, or arising out of the transactions described therein, including, without limitation, the Loan, sums advanced to pay overdrafts on any account maintained by the Borrower with the Lender, reimbursement obligations for outstanding letters of credit or banker's acceptances issued to the account of the Borrower, amounts paid by the Lender under letters of credit or drafts accepted by the Lender for the account of the Borrower, together with all interest accruing thereon, all fees, all costs of collection, attorneys' fees and expenses of or advances by the Lender which the Lender pays or incurs in discharge of obligations of the Borrower or to repossess, protect, preserve, store or dispose of any Collateral, whether such amounts are now due or hereafter become due, direct or indirect, absolute or contingent, and whether such amounts due are from time to time reduced or entirely extinguished and thereafter re-incurred or reinstated.

               "Inventory" means all goods, parts, merchandise and other personal property of a Person which is held for sale or lease or furnished or to be furnished under a contract for services or raw materials, and all work in process and materials used or consumed or to be used or consumed in a Person's business, and in addition, includes all property included in the definition of "inventory" as used in the Code, whether manufactured, assembled or commingled, finished goods and products, and other tangible personal property, whether now owned or hereafter acquired, received by or belonging to Borrower.

               "Lien" (collectively "Liens") shall mean any mortgage, pledge, statutory lien or other lien arising by operation of law, security interest, trust arrangement, financing lease, collateral assignment or other encumbrance, or any segregation of assets or revenues (whether or not constituting a security interest) with respect to any present or future assets, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

               "Loan" shall mean the loans, lines of credit and other credit accommodations identified in Sections 3.1 and
     3.2 hereof.

               "Line of Credit I" shall mean the line of credit converting to a term loan as described in Section 3.1 hereof.

               "Line of Credit II" shall mean the line of credit as described in Section 3.2 hereof.

               "Loan Documents" shall mean this Agreement, any other Security Agreement, any Note, the Advance Requests, UCC-l financing statements and all other documents and instruments now or hereafter evidencing, describing, guaranteeing or securing the Loan or delivered in connec-tion with this Agreement, as they may be modified.

               "Maximum Loan Amount" as it refers to Line of Credit I shall mean $1,250,000 or such other amount as the Lender may consent to in writing from time to time and as it refers to Line of Credit II shall mean $2,500,000 or such other amount as the Lender may consent to in writing from time to time.

               "Note" or "Notes" shall mean one or more
     Promissory Notes, as defined in Article 3, and any other promissory note now or hereafter evidencing the Loan and all modifications, extensions and renewals thereof. "Note I" shall mean the Promissory Note, as defined in Section 3.1, and any other promissory note now or hereafter evidencing Line of Credit I and all modifications, extensions and renewals thereof. "Note II" shall mean the Promissory Note, as defined in Section 3.2, and any other promissory note now or hereafter evidencing Line of Credit II and all modifications, extensions and renewals thereof.

               "Permitted Debt" shall mean (a) the
     Indebtedness; and (b) any other Debt listed on Exhibit 1.1C hereto (if any) and any extensions, renewals, replacements, modifications and refundings of any such Debt if, and to the extent, permitted by Exhibit 1.1C; provided, however, that the principal amount of such Debt may not be increased from the amount shown as outstanding on such exhibit; and (c) such other Debt as the Lender may consent to in writing from time to time.

               "Permitted Liens" shall mean (a) Liens securing the Indebtedness; (b) Liens for taxes and other statutory Liens, landlord's Liens and similar Liens arising out of operation of law (provided they are subordinate to the Lender's Liens on Collateral) so long as the obligations secured thereby are not past due or are being contested as permitted herein; (c) Liens described on Exhibit 1.1D hereto (if any), provided, however, that no debt not now secured by such Liens shall become secured by such Liens hereafter and such Liens shall not encumber any other assets; and (d) such other Liens as the Lender may consent to in writing from time to time.

               "Person" shall mean any natural person,
     corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government, or any agency or political subdivision of any government, which includes where applicable the Borrower.

               "Purchase Agreement" shall mean that certain
     Share Purchase Agreement between Lender and Borrower dated the date of this Agreement.

               "Security Agreement" shall mean this Agreement as it relates to a security interest in the Collateral, and any other mortgage, security agreement or similar instrument now or hereafter executed by the Borrower or other Person granting the Lender a security interest in any Collateral to secure the Indebtedness.

               "Subsidiary" shall mean any corporation, partnership or other Person in which the Borrower, directly or indirectly, owns more than fifty percent (50%) of the stock, capital or income interests, or other beneficial interests, or which is effectively controlled by the Borrower.

          1.2 Financial Terms. All financial terms used herein shall have the meanings assigned to them under generally accepted accounting principles unless another meanings shall be specified.

     2. Representations and Warranties. In order to induce the Lender to enter into this Agreement and to make the Loan, the Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of the Loan Documents. Unless otherwise specified, such representations and warranties shall be deemed made as of the date hereof and as of the Advance Date of any Advance by the Lender to the Borrower:

          2.1 Valid Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization is duly qualified or licensed to transact business in all places where the failure to be so qualified would have a material adverse effect on it. The Borrower and each other Person which is a party to any Loan Document (other than the Lender) has the power to make and perform the Loan Documents executed by it and all such instruments will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, subject only to bankruptcy and similar laws affecting creditors' rights generally.

          2.2  Authority.  The execution, delivery and
performance thereof by the Borrower and each other Person (other than the Lender) executing any Loan Document have been duly authorized by all necessary action of such Person, and do not and will not violate any provision of law or regulation, or any writ, order or decree of any court or governmental or regulatory authority or agency or any provision of the governing instruments of such Person, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Person pursuant to, any law, regulation, instrument or agreement to which any such Person is a party or by which any such Person or its respective properties may be subject, bound or affected.

          2.3 Financial Condition. All balance sheets, financial statements, profit and loss statements, and all other information heretofore furnished to the Lender are true and correct and fairly reflect the financial condition of the Borrower and its Subsidiaries, if any, as of the dates thereof, including all Debt. Other than as disclosed in financial statements delivered on or prior to the date hereof to the Lender, the Borrower does not have any direct or contingent obligations or liabilities (including any guarantees or leases) or any material unrealized or anticipated losses from any commitments of such Person except as described on Exhibit 2.3 (if any). The Borrower is not aware of any material adverse fact (other than facts which are generally available to the public and not particular to the Borrower, such as general economic or industry trends) concerning the conditions or future prospects of the Borrower which has not been fully disclosed to the Lender, including any adverse change in the operations or financial condition of such Person since the date of the most recent financial statements delivered to the Lender.

          2.4 Litigation. Except as disclosed on Exhibit 2.4 (if any), there are no suits or proceedings pending, or to the knowledge of the Borrower threatened, before any court or by or before any governmental or regulatory authority, commission, bureau of agency or public regulatory body against or affecting the Borrower or its assets, which if adversely determined would have a material adverse effect on the financial condition or business of the Borrower.

          2.5 Agreements, Etc. The Borrower is not a party to any agreement or instrument or subject to any court order, governmental decree or any charter or other corporate restriction, adversely affecting its business, properties or assets, operations or condition (financial or otherwise) nor is the Borrower in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, or any law, regulation, decree, order or the like.

          2.6 Authorizations. All authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower or for the conduct of any business in which it is engaged have been duly issued and are in full force and effect, and it is not in default, nor has any event occurred which with the passage of time or the giving of notice, or both, would constitute a default, under any of the terms or provisions of any part thereof, or under any order, decree, ruling, regulation, closing agreement or other decision or instrument of any governmental commission, bureau or other administrative agency or public regulatory body having jurisdiction over the Borrower, which default would have a material adverse effect on the Borrower. Except as noted herein, no approval, consent or authorization of, or filing or registration with, any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of any Loan Document.

          2.7 Title. The Borrower has good title to all of the assets shown in its financial statements free and clear of all Liens, except Permitted Liens. The Borrower alone has full ownership rights in all Collateral.

          2.8 Collateral. The security interests granted to the Lender herein and pursuant to any other Security Agreement
(a) constitute and, as to subsequently acquired property included in the Collateral covered by the Security Agreement, will constitute, security interests under the Code entitled to all of the rights, benefits and priorities provided by the Code and (b) are, and as to such subsequently acquired Collateral will be fully perfected, superior and prior to the rights of all third persons, now existing or hereafter arising, subject only to Permitted Liens. All of the Collateral is intended for use solely in the Borrower's business.

          2.9 Location. The chief executive office of the Borrower where the Borrower's business records are located is the address designated for notices in Section 8.4 ("Notices") and the Borrower has no other places of business except as shown on Exhibit 2.9 (if any).

          2.10 Taxes. The Borrower has filed all federal and state income and other tax returns which, to the best knowledge of the Borrower, are required to be filed, and have paid all taxes as shown on said returns and all taxes, including ad valorem taxes, shown on all assessments received by it to the extent that such taxes have become due. The Borrower is not subject to any federal, state or local tax Liens, nor has the Borrower received any notice of deficiency or other official notice to pay any taxes. The Borrower has paid all sales and excise taxes payable by it.

          2.11 Withholding Taxes. The Borrower has paid all withholding, FICA and other payments required by federal, state or local governments with respect to any wages paid to employees.

          2.12 Labor Law Matters. No goods or services have been or will be produced by the Borrower in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour or other similar laws or regulations.

          2.13 Accounts. Each Account, instrument, Chattel Paper and other writing constituting any portion of the Collateral is (a) genuine and enforceable in accordance with its terms except for such limits thereon arising from bankruptcy and similar laws relating to creditors' rights; (b) not subject to any defense, setoff, claim or counterclaim of a material nature against the Borrower except as to which the Borrower has notified the Lender in writing; and (c) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which the Borrower has notified the Lender in writing.

          2.14 Use and Location of Collateral. The Collateral is located only, and shall at all times be kept and maintained only, at the Borrower's location or locations as described herein. No such Collateral is attached or affixed to any real property so as to be classified as a fixture unless the Lender has otherwise agreed in writing.

          2.15 Judgment Liens. The Borrower, nor any of its assets, are subject to any unpaid judgments (whether or not stayed) or any judgment liens in any jurisdiction.

          2.16 Intent and Effect of Transactions. This Agreement and the transactions contemplated herein (a) are not made or incurred with intent to hinder, delay or defraud any person to whom the Borrower has been, is now, or may hereafter become indebted; (b) do not render the Borrower insolvent nor is the Borrower insolvent on the date of this Agreement; (c) do not leave the Borrower with an unreasonably small capital with which to engage in its business or in any business or transaction in which it intends to engage; and (d) are not entered into with the intent to incur, or with the belief that the Borrower would incur, debts that would be beyond its ability to pay as such debts mature.

          2.17 Subsidiaries.  The Borrower has no Subsidiaries.

          2.18 Hazardous Materials. The Borrower's property and improvements thereon have not in the past been used, are not presently being used, and will not in the future be used for, nor does the Borrower engage in, the handling, storage, manufacture, disposition, processing, transportation, use or disposal of hazardous or toxic materials.

          2.19 ERISA. The Borrower does not have any pension, profit-sharing or other benefit plan subject to the Employee
Retirement Income Security Act  of 1974, as amended ("ERISA").

     3.   The Loan

          3.1 Line of Credit I. The Lender may in its discre-tion lend to the Borrower a total principal amount not to exceed the Maximum Loan Amount for working capital to be used in the operation of the Borrower's business. Line of Credit I shall be evidenced by and payable in accordance with the terms of a promissory note ("Note I") in the face amount of the Maximum Loan Amount for Line of Credit I. Note I shall evidence the outstanding principal balance of Line of Credit I, as it may change from time to time. ADVANCES UNDER LINE OF CREDIT I ARE DISCRETIONARY WITH THE LENDER AND THE PRINCIPAL BALANCE OF THE REVOLVING LOAN, OR SO MUCH THEREOF AS MAY BE ADVANCED, SHALL BE PAYABLE IN FULL ON DEMAND. Advances under Line of Credit I shall be subject to the following terms:

               (a) Advances of proceeds of Line of Credit I shall be limited to the Maximum Loan Amount at any time outstanding;

               (b) All Advances by the Lender to or for the account of the Borrower, whether or not in excess of the Maximum Loan Amount, shall be considered part of the indebtedness under Note I, shall bear interest as provided in Note I, and shall be entitled to all rights and benefits hereunder and under all other Loan Documents; and

               (c)  The Borrower shall not request and the
     Lender will not be required to consider requests for Advances under Line of Credit I after the Conversion Date; provided that the Lender may in its discretion extend such date in writing and further provided that the repayment obligations of the Borrower for Advances made by the Lender after such date (as it may be extended) shall be binding on the Borrower to the same extent as obligations with respect to Advances made prior to such date.

               (d) As of the Conversion Date, the Lender shall pay from an Advance under Line of Credit II (which hereby is authorized without any notice to or action by the Borrower) any amount due under Note I that exceeds the Maximum Loan Amount for Line of Credit I, and simultaneously with such payment the interest rate and payment terms of Note I shall be converted without any notice to or action by any Person to Ten percent (10%) and payments based on a term loan for ten (10) years with equal monthly payments, and otherwise as set forth in Note I.

          3.2  Line of Credit II.  From and after the
Conversion Date, the Lender may in its discretion lend to the Borrower a total principal amount not to exceed the Maximum Loan Amount for working capital to be used in the operation of the Borrower's business. Line of Credit II shall be evidenced by and payable in accordance with the terms of a promissory note ("Note II") in the face amount of the Maximum Loan Amount for Line of Credit II. Note II shall evidence the outstanding principal balance of Line of Credit II, as it may change from time to time. ADVANCES UNDER LINE OF CREDIT II ARE DISCRE-TIONARY WITH THE LENDER AND THE PRINCIPAL BALANCE OF THE REVOLVING LOAN, OR SO MUCH THEREOF AS MAY BE ADVANCED, SHALL BE PAYABLE IN FULL ON DEMAND. Advances under Line of Credit II shall be subject to the following terms:

               (a) Advances of proceeds of Line of Credit II shall be limited to the Maximum Loan Amount at any time outstanding;

               (b) All Advances by the Lender to or for the account of the Borrower, whether or not in excess of the Maximum Loan Amount, shall be considered part of the indebtedness under Note II, shall bear interest as provided in Note II, and shall be entitled to all rights and benefits hereunder and under all other Loan Documents; and

          3.3 Limitations on Advances. The outstanding balance of the Loan may increase and decrease from time to time, and Advances thereunder may be repaid and reborrowed, but the total of Advances outstanding at any one time under the Loan shall never exceed the applicable Maximum Loan Amount.

          3.4 Notice and Manner of Borrowing. Unless another satisfactory procedure for disbursements is agreed upon in writing by the parties, the following procedure will be used for disbursement of proceeds of the Loan. The Borrower shall deliver a written and signed Advance Request to the Lender not later than 12:00 noon, Jacksonville time, on the second Business Day prior to the proposed Advance Date, in the form attached hereto as Exhibit 3.3, setting forth the amount of the requested Advance, and a reconciliation from the previous Advance Request (or monthly report), specifying the date (which shall be a Business Day), and the amount of the proposed Advance of proceeds, and providing such other information as the Lender may require.

          3.5 Calculation of Interest. All interest under the Notes or hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed in an interest period (actual/360 method), unless the Lender shall otherwise elect.


          3.6 Overdue Payments. Any payments not made as and when due shall bear interest from the date due until paid at the Default Rate.

          3.7 Sales Tax. The Borrower shall notify the Lender if any Account includes any sales or other similar tax and the Lender may, but shall not be obligated to, remit any such taxes directly to the taxing authority and make Advances. In no event shall the Lender be liable for any such taxes.

     4.   Conditions Precedent to Borrowing.  Prior to any
Advance of the proceeds of any Loan, the following conditions shall have been satisfied, in the sole opinion of the Lender and its counsel:

          4.1 Conditions Precedent to Initial Advance. In addition to any other requirement set forth in this Agreement, the Lender will not make the initial Advance under Line of Credit I unless and until the following conditions shall have been satisfied:

               (a)  Loan Documents.  The Borrower and each
     other party to any Loan Documents, as applicable, shall have executed and delivered this Agreement, the Notes, and other required Loan Documents, all in form and substance satisfactory to the Lender.

               (b) Supporting Documents. The Borrower shall cause to be delivered to the Lender the following documents:

                    (i)  A copy of the governing instruments of
          the Borrower and a good standing certificate of the Borrower, certified by the appropriate official of its state of incorporation and the State of Florida, if different;

                    (ii) Incumbency certificate and certified resolutions of the board of directors (or other appropriate Persons) of the Borrower and each other Person executing any Loan Documents authorizing the execution, delivery and performance of the Loan Documents; and

                    (iii)  UCC-11 searches and other Lien
          searches showing no existing security interests in or Liens on the Collateral other than the security interests of the Lender and Permitted Encumbrances.

               (c)  Insurance.  The Borrower shall have
     delivered to the Lender satisfactory evidence of insurance meeting the requirements of Section 5.3 ("Insurance").

               (d)  Perfection of Liens.  UCC-l financing
     statements and, if applicable, certificates of title covering the Collateral executed by the Borrower shall duly have been recorded or filed in the manner and places required by law to establish, preserve, protect and perfect the interests and rights created or intended to be created by this Agreement and any other Security Agreement; and all taxes, fees and other charges in connection with the execution, delivery and filing of this Agreement, the Security Agreement and the financing statements shall duly have been paid.

               (e)  Subordinations.  The Lender shall have
     received subordinations satisfactory to it from all lessors that might have landlord's Liens on any Collateral.

               (f) Additional Documents. The Borrower shall have delivered to the Lender all additional opinions, documents, certificates and other assurances that the Lender or its counsel may require.

          4.2 Conditions Precedent to Each Advance. The following conditions, in addition to any other requirements set forth in this Agreement, shall have been met or performed by the Advance Date with respect to any Advance Request:

               (a) Advance Request. The Borrower shall have delivered to the Lender an Advance Request and other information, as required under in Section 3.3 ("Notice and Manner of Borrowing").

               (b)  No Default.  No default under this
     Agreement and the Purchase Agreement shall have occurred and be continuing or will occur upon the making of the Advance in question and the Borrower shall have delivered to the Lender an officer's certificate to such effect, which may be incorporated in the Advance Request.

               (c)  Correctness of Representations.  All
     representations and warranties made by the Borrower herein or otherwise in writing in connection herewith (including the Purchase Agreement) shall be true and correct with the same effect as though the representations and warranties had been made on and as of the proposed Advance Date, and the Borrower shall have delivered to the Lender an officer's certificate to such effect, which may be incorporated in the Advance Request.

               (d) No Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of the Borrower from such condition as it existed on the date of the most recent financial statements of the Borrower delivered prior to date thereof.

               (e)  The litigation between Borrower and Gerald
A. Weigert shall have been concluded to the satisfaction of Lender and the settlement proceeds from the litigation between Tokai Bank and Borrower shall have been disbursed in a manner satisfactory to Lender, in both cases in Lender's sole discretion.

               (f)  Further Assurances.  The Borrower shall
     have delivered such further documentation or assurances as the Lender may reasonably require.

          4.3 Waiver and Application of Conditions. The conditions to Lender's obligation contained in Sections 4.1 and
4.2 of this Agreement are for the sole benefit of Lender and may be waived by Lender in whole or in part at any time in Lender's sole discretion. No waiver of any such condition shall be valid unless in writing. No waiver of any condition shall operate as a waiver of any condition other than as stated in the written waiver or as a waiver of the same condition of any Advance other than as stated in the written waiver. The conditions to Lender's obligation contained in Sections 4.1 and
4.2 of this Agreement, nevertheless, shall not apply to any Advance if the failure of the condition is caused by any affirmative action of Vector taken after the date of this Agreement.

     5. Covenants of the Borrower. The Borrower covenants and agrees that from the date hereof and until payment in full of the Notes and the formal termination of this Agreement, unless the Lender shall otherwise consent in writing, the
Borrower:

          5.1 Use of Loan Proceeds. Shall use the proceeds of the Loan only for working capital in the operation of the business of the Borrower and shall furnish the Lender all evidence that it may reasonably require with respect to such use.

          5.2 Maintenance of Business and Properties. Shall at all times maintain, preserve and protect all Collateral and all the remainder of its material property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all material needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and in accordance with standards generally accepted in businesses of a similar type and size at all times, and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

          5.3 Insurance. Shall maintain such liability insurance, workers' compensation insurance, business interruption insurance and casualty (loss by fire and other hazards included in the term "extended coverage") insurance as may be required by law, customary and usual for prudent businesses in its industry or as may be reasonably required by the Lender and shall insure and keep insured all Collateral and other properties in good and responsible insurance companies satisfactory to the Lender. All hazard insurance covering Collateral shall be in amounts and shall contain co-insurance and deductible provisions approved by the Lender, shall name and directly insure the Lender as secured party and loss payee under a long-form New York standard loss payee clause, or its equivalent, and shall not be terminable except upon 30 days' written notice to the Lender. The Lender is authorized, but not obligated, to purchase any or all of such insurance or "single interest insurance" protecting only its security interests, if available, all at the Borrower's expense. In such event, the Borrower agrees to reimburse the Lender for the cost of such insurance to the extent that the same is not included in the principal amount of the Notes. In the event of any Default under this Agreement, Lender is authorized in its sole discretion to cancel any insurance and credit any premium refund against the unpaid balance due on the Notes.

          5.4 Notice of Default. Shall provide to the Lender immediate notice of (a) the occurrence of a Default, (b) any material litigation or material changes in existing litigation or any judgment against it or its assets, (c) any material damage or loss to property, (d) any notice from taxing authorities as to claimed deficiencies or any tax lien or any notice relating to alleged ERISA violations, (e) any Reportable Event, as defined in ERISA, (f) any rejection, return, offset, dispute, loss or other circumstance having a material adverse effect on any Collateral, and (g) any loss or threatened loss of material licenses, permits or patents.

          5.5 Inspections. Shall permit inspections of the Collateral and the records of such Person pertaining thereto, at such times and in such manner as may be reasonably required by the Lender and shall further permit such inspection, review and audits of its other records and its properties (with such reasonable frequency and at such reasonable times as the Lender may desire) by the Lender as the Lender may deem necessary or desirable from time to time. The cost of such audits, reviews and inspections shall be borne by the Borrower.

          5.6 Financial Information. Shall maintain books and records in accordance with generally accepted accounting principles and shall furnish to the Lender the following periodic financial information:

               (a) Annual Reports. Within 90 days after the end of each fiscal year of the Borrower, a copy of a Form 10-K as filed with the Securities and Exchange Commission and in compliance with the rules and regulations relating to such a filing, or a consolidated and consolidating balance sheet and a consolidated and consolidating state-ment of income (loss), surplus (deficit) and cash flow, together with supporting Schedules; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year; all examined by an independent certified public accountant acceptable to the Lender, showing the financial condition of the Borrower and any Subsidiaries at the close of such year and the results of operations of the Borrower and any Subsidiaries during the year. The opinion of such independent certified public accountant shall not be acceptable to the Lender if qualified due to any limitations in scope imposed by the Borrower or any Subsidiaries. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Lender approval.

               (b) Monthly Reports. Within 30 days after the end of each calendar month similar financial statements to those referred to in subparagraph (a) above, unaudited but certified as to their correctness by the chief operating officer or the principal financial officer of the Borrower, all in reasonable detail, prepared in accordance with generally accepted accounting principals applied on a consistent basis throughout the period involved and prior periods, such balance sheets to be as of the end of such period and such statements of income and surplus to be for the period from beginning of the fiscal year to the end of such period, and in each case subject to audit and year-end adjustments.

               (c)  No Default Certificates.  Together with
     each report required by Subsection (a) and (b), shall submit a certificate of its president or chief financial officer that no Default or Event of Default then exists or if a Default or Event of Default exists, the nature and duration thereof and the Borrower's intention with respect thereto, and in addition, shall cause the Borrower's independent auditors (if applicable) to submit to the Lender, together with its audit report, a statement that, in the course of such audit, it discovered no circumstances which it believes would result in a Default or Event of Default or if it discovered any such circum-stances, the nature and duration thereof.

               (d) Additional Securities Filings. Within the time period required for such filings, a copy of any Form 10-Q, Form 8-K and any other document required to be filed by Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission, as filed with the Securities and Exchange Commission and in compliance with the rules and regulations relating to such a filing.

               (e) Additional Information. In addition to the financial statements required in this Agreement, the Lender reserves the right to require other or additional financial or other information concerning the Borrower and the Collateral.

          5.7 Debt. Shall not create or permit to exist any Debt, including any guaranties or other contingent obligations, except Permitted Debt.

          5.8 Liens. Shall not create, assume or permit to exist any Liens on any of its property except Permitted
Exceptions.

          5.9 Merger, Sale, Etc. Shall maintain its corporate existence, good standing and necessary qualifications to do business and shall not merge or consolidate with any Person or acquire all or substantially all of the assets of, or 50% or more of any class of equity interest of, any Person or sell, lease, assign or otherwise dispose of any Collateral or substantial portion of its other assets (other than sales of obsolete or worn-out equipment and sales of Inventory in the ordinary course of business).

          5.10 Loans and Other Investments. Shall not make or permit to exist any advances or loans to, or guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, stock or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred to herein as "Investments") any Person except for (a) purchases of direct obligations of the United States government, (b) deposits in commercial banks insured by the Federal Deposit Insurance Corporation,
(c) commercial paper of any U.S. corporation having the highest ratings then given by Moody's Investors Service, Inc. or Standard & Poor's Corporation, and (d) endorsement of negotiable instruments for collection in the ordinary course of business.

          5.11 Change in Business. Shall not enter into any business which is substantially different from the business or businesses in which it is presently engaged.

          5.12 Accounts. (a) shall not sell, assign or discount any of its Accounts, Chattel Paper or any promissory notes held by it other than the discount of such notes in the ordinary course of business for collection; and (b) shall notify the Lender promptly in writing with any discount, offset or other deductions not shown on the face of an Account invoice and any dispute over an Account, and any information relating to an adverse change in any Account Debtor's financial condition or ability to pay its obligations.


          5.13 No Change in Name, Offices; Removal of
Collateral. Shall not, unless it shall have given 60 days' advance written notice thereof to the Lender, (a) change its name or the location of its chief executive office or other office where books or records are kept or (b) permit any Inventory or other tangible Collateral to be located at any location other than as specified in Section 2.9. ("Location").

          5.14 No Sale, Leaseback. Shall not enter into any sale-and-leaseback or similar transaction.

          5.15 Payment of Taxes, Etc. Shall pay before delinquent all of its debts and taxes except that the Lender shall not unreasonably withhold its consent to nonpayment of taxes being actively contested in accordance with law (provided that the Lender may require bonding or other assurances).

          5.16 Compliance; Hazardous Materials. Shall strictly comply with all laws, regulations, ordinances and other legal requirements, specifically including, without limitation, ERISA, all securities laws and all laws relating to hazardous materials and the environment; and unless approved in writing by the Lender, the Borrower shall not engage in the storage, manufacture, disposition, processing, handling, use or transportation of any hazardous or toxic materials, whether or not in compliance with applicable laws and regulations.

          5.17 Subsidiaries. Shall not acquire, form or dispose of any Subsidiaries or permit any Subsidiary to issue capital stock except to its parent.

          5.18 Withholding Taxes. Pay as and when due all employee withholding, FICA and other payments required by federal, state and local governments with respect to wages paid to employees.

          5.19 Further Assurances. Shall take such further action and provide to the Lender such further assurances as may be reasonably requested to ensure compliance with the intent of this Agreement and the other Loan Documents.

     6.   Default.

          6.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement and be a default under both Note I and Note II:

               (a) Any representation or warranty made by the Borrower or any other party to any Loan Document (other than the Lender) herein or therein or in any certificate or report furnished in connection herewith or therewith shall prove to have been untrue or incorrect in any material respect when made and at each Advance; or

               (b)  There shall occur any default by the
     Borrower in the payment, when due, of any principal of or interest on the Notes, any amounts due hereunder or any other Loan Document or any other Indebtedness (not cured within any grace period provided in such Note or in the document or instrument evidencing such Indebtedness); or

               (c)  There shall occur any default by the
     Borrower or any other party to any Loan Document (other than the Lender) in the performance of any agreement, covenant or obligation contained in this Agreement or such Loan Document not provided for elsewhere in this Article 6 and such default is not cured within any grace period provided in this Agreement or such other Loan Document; or

               (d) Any other obligation now or hereafter owed by the Borrower to the Lender shall be in default and not cured within any period of grace provided therein or the Borrower shall be in default under any obligation in excess of $10,000 owed to any other obligee, which default entitles the obligee to accelerate any such obligations or exercise other remedies with respect thereto; or

               (e)  The Borrower shall (i) voluntarily
     liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Borrower or of all or of a substantial part of its assets,
     (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due,
     (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect),
     (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts,
     (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

               (f)  Without its application, approval or
     consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of Borrower any remedy under the federal Bankruptcy Code, the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of the Borrower, or of all or any substantial part of the assets of the Borrower, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or

               (g) Any security interest or Lien of the Lender hereunder or under any other Security Agreement shall not constitute a perfected security interest of first priority in the Collateral thereby encumbered, subject only to Permitted Liens; or

               (h) There shall occur any material loss, theft, damage or destruction of any of the Collateral, which loss is not fully insured; or

               (i) A judgment in excess of $10,000 shall be rendered against the Borrower and shall remain undischarged, undismissed and unstayed for more than ten days (except judgments validly covered by insurance with a deductible of not more than $10,000) or there shall occur any levy upon, or attachment, garnishment or other seizure of, any material portion of the assets of the Borrower by reason of the issuance of any tax levy, judicial attach-ment or garnishment or levy of execution or upon entry of a tax lien involving Borrower; and

               (j) If at any time all of the members of the Board of Directors of the Borrower shall not be persons acceptable to the Lender, which acceptance has been evidenced in writing.

THE FOREGOING ENUMERATION OF EVENTS OF DEFAULT NOTWITHSTANDING,
NOTHING HEREIN SHALL BE DEEMED TO LIMIT, RESTRICT, IMPAIR OR
DIMINISH THE ABSOLUTE RIGHT OF THE LENDER TO DEMAND PAYMENT OF
THE LOAN IN FULL, AT ANY TIME, WITHOUT CAUSE.

          6.2 Remedies. If any Default shall occur, the Lender may, without notice to the Borrower, at its option, withhold further Advances to the Borrower of proceeds of the Loan. Should (a) any Event of Default under Section 6.1(g) occur and not be cured within thirty (30) days following delivery of written notice thereof by the Lender to the Borrower (which notice shall be complete upon hand or overnight delivery or upon facsimile delivery or mailing by certified mail, return receipt requested) or (b) any other Event of Default occur, the Lender may declare any or all Indebtedness to be immediately due and payable (if not earlier demanded), bring suit against the Borrower to collect the Indebtedness, exercise any remedy available to the Lender hereunder and take any action or exercise any remedy provided herein or in any other Loan Document or under applicable law, without demand or any notice or other action by Lender, all of which hereby are expressly waived. No remedy shall be exclusive of other remedies or impair the right of the Lender to exercise any other remedies.

     7.   Security Agreement.

          7.1  Security Interest.

               (a) As security for the payment and performance of any and all of the Indebtedness and the performance of all other obligations and covenants of the Borrower hereunder and under the other Loan Documents, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by the Borrower to the Lender, the Borrower hereby pledges to the Lender and gives the Lender a continuing security interest in and general Lien upon and right of set-off against, all right, title and interest of the Borrower in and to the Collateral, whether now owned or hereafter acquired by the Borrower, wherever located. As further assurance for the payment and performance of the Indebtedness, Borrower hereby assigns to Lender all sums, including returned or unearned premiums, which may become payable under any policy of insurance on the Collateral, and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Lender, subject to prior interests noted in this Agreement.

               (b)  Except as herein or by applicable law
     otherwise expressly provided, the Lender shall not be obligated to exercise any degree of care in connection with any Collateral in its possession, to take any steps necessary to preserve any rights in any of the Collateral or to preserve any rights therein against prior parties, and the Borrower agrees to take such steps. In any case the Lender shall be deemed to have exercised reasonable care if it shall have taken such steps for the care and preservation of the Collateral or rights therein as the Borrower may have reasonably requested the Lender to take and the Lender's omission to take any action not requested by the Borrower shall not be deemed a failure to exercise reasonable care. No segregation or specific allocation by the Lender of specified items of Collateral against any liability of the Borrower shall waive or affect any security interest in or Lien against other items of Collateral or any of the Lender's options, powers or rights under this Agreement or otherwise arising.

               (c) The Lender may at any time and from time to time, with or without notice to the Borrower, (i) transfer into the name of the Lender or the name of the Lender's nominee any of the Collateral, (ii) notify any Account Debtor or other obligor of any Collateral to make payment thereon direct to the Lender of any amounts due or to become due thereon and (iii) receive and after a default direct the disposition of any proceeds of any Collateral.

          7.2  Remedies.

               (a) If an Event of Default shall have occurred and be continuing, without waiving any of its other rights hereunder or under any other Loan Documents, the Lender shall have all rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) and such other rights and remedies as may be available hereunder, under other applicable law or pursuant to contract. If requested by the Lender, the Borrower will promptly assemble the Collateral and make it available to the Lender at a place to be designated by the Lender. The Borrower agrees that any notice by the Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Code or otherwise, shall constitute reasonable notice to the Borrower if the notice is mailed to the Borrower by regular or certified mail, postage prepaid, at least five days before the action to be taken. The Borrower shall be liable for any deficiencies in the event the proceeds of the disposition of the Collateral do not satisfy the Indebtedness in full.

               (b) If an Event of Default shall have occurred and be continuing, the Lender may demand, collect and sue for all amounts owed pursuant to Accounts, General Intangibles, Chattel paper or for proceeds of any Collateral (either in the Borrower's name or the Lender's name at the latter's option), with the right to enforce, compromise, settle or discharge any such amounts. The Borrower appoints the Lender as the Borrower's attorney-in-fact to endorse the Borrower's name on all checks, commercial paper and other instruments pertaining to Collateral or proceeds.

               (c) The Borrower specifically authorizes the Lender, without limiting any other rights of the Lender, to apply the proceeds realized from disposition of the Collateral to satisfy the following items, in the order here listed:

             (1) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the Collateral, upon Borrower'S failure to do so; next to

             (2) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said Collateral, specifically including the Lender'S reasonable attorney's fees (including appellate costs, if any) and both legal and collection expenses; next to

             (3) The expense of liquidating any liens, security interests, attachments or encumbrances superior to the security interests herein created; and, finally to

             (4) The unpaid principal and all accumulated interest hereunder and to any other debt owed to Lender by any signer hereof.

             Any surplus, after the satisfaction of the foregoing items (1) through (4) shall be paid to Borrower or to any other party lawfully entitled thereto and known to the Lender. Further, if proceeds realized from disposition of the Collateral shall fail to satisfy any of the foregoing items (1) through (4), Borrower shall forthwith pay deficiency balance to Lender.

     7.3 Power of Attorney. The Borrower authorizes the Lender at the Borrower's expense to file any financing statements relating to the Collateral (without the Borrower's signature thereon) which the Lender deems appropriate and the Borrower irrevocably appoints the Lender as its attorney-in-fact to execute any such financing statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and to continue perfection of the security interest of the Lender. The Borrower hereby appoints the Lender as the Borrower's attorney-in-fact to endorse, present and collect on behalf of the Borrower and in the Borrower's name any draft, checks or other documents necessary or desirable to collect any amounts which the Borrower may be owed. Borrower further hereby irrevocably appoints the Lender as its attorney-in-fact, which power of attorney shall be irrevocable for so long as any amount is unpaid under either Note, to give Lender the sole right to file Proof of Loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the Collateral; to agree to and bind Borrower as to the amount of said recovery; to designate payee(s) of such recovery; to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor-insurer, to endorse any settlement check or draft. Borrower further agrees not to exercise any of the foregoing powers granted to Lender without the Lender's prior written consent.

     7.4 Entry. The Borrower hereby irrevocably consents to any act by the Lender or its agents in entering upon any premises for the purposes of either (i) inspecting the Collateral or (ii) taking possession of the Collateral; and the Borrower hereby waives its right to assert against the Lender or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

              7.5. Deposits; Insurance. Upon the occurrence and continuance of an Event of Default, the Borrower authorizes the Lender to collect and apply against the Indebtedness when due any cash or deposit accounts in its possession, and any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and irrevocably appoints the Lender as its attorney-in-fact to endorse any check or draft or take other action necessary to obtain such funds.

              7.6. Other Rights. The Borrower authorizes the Lender without affecting the Borrower's obligations hereunder or under any other Loan Document from time to time (i) to take from any party and hold additional Collateral or guaranties for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof or any party in any way obligated to pay the Indebtedness or any part thereof; (ii) upon the occurrence of any Event of Default to direct the manner of the disposition of the Collateral and the enforcement of any endorsements, guaranties, letters of credit or other security relating to the Indebtedness or any part thereof as the Lender in its sole discretion may determine;
(iii) upon the occurrence of any Event of Default to take immediate possession of the Collateral without notice or resort to legal process, and for such purpose, to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom, or, at its option, to render the Collateral unusable;(iv) upon the occurrence of any Event of Default, at Lender's option, to dispose of said
Collateral on Borrower's premises; and (v) to make or have made any repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against the Borrower.

              7.7. Accounts. Before or after any Event of Default, the Lender may notify any Account Debtor of the Lender's security interest and may direct such Account Debtor to make payment directly to the Lender for application against the Indebtedness. Any such payments received by or on behalf of the Borrower at any time, whether before or after default, shall be the property of the Lender, shall be held in trust for the Lender and not commingled with any other assets of any Person (except to the extent they may be commingled with other assets of the Borrower in an account with the Lender) and shall be immediately delivered to the Lender in the form received.
The Lender shall have the right to apply any proceeds of Collateral to such of the Indebtedness as it may determine.

              7.8. Tangible Collateral. Except as otherwise provided herein or agreed to in writing by the Lender, no Inventory or other tangible collateral shall be commingled with, or become an accession to or part of, any property of any other Person so long as such property is Collateral. Upon the occurrence of any Event of Default, the Borrower shall, upon the request of the Lender, promptly assemble all tangible Collateral for delivery to the Lender or its agents. No tangible Collateral shall be allowed to become a fixture unless the Lender shall have given its prior written authorization.

              7.9. Waiver of Marshalling. The Borrower hereby waives any right it may have to require marshaling of its assets.

              7.10. Waiver of Automatic Stay. The Borrower hereby waives the application of the automatic stay of enforcement provided in Section 362 of the United States Bankruptcy Code and agrees that the Lender may proceed with enforcement and collection notwithstanding the filing of a petition in bankruptcy.
            8.    Miscellaneous.

              8.1. No Waiver, Remedies Cumulative. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are in addition to any other remedies provided by law, any Loan Document or otherwise, and may be pursued singly, successively or together, in the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise.

              8.2. Survival of Representations. All representations and warranties made herein shall survive the making of the Loans hereunder and the delivery of the Notes, and shall continue in full force and effect so long as any balance of either Note is outstanding, there exists any commitment by the Lender to the Borrower, and until this Agreement is formally terminated in writing.

              8.3. Expenses. Whether or not the Loan herein provided for shall be made, the Borrower shall pay all reasonable costs and expenses in connection with the preparation, execution, delivery, amendment and enforcement of this Agreement and any Loan Document, including the reasonable fees and disbursements of counsel for the Lender in connection therewith, whether suit be brought or not and whether incurred at trial or on appeal, and all costs of repossession, storage, disposition, protection and collection of Collateral. If the Borrower should fail to pay any tax or other amount required by this Agreement to be paid or which may be reasonably necessary to protect or preserve any Collateral or the Borrower's or Lender's interests therein, the Lender may make such payment and the amount thereof shall be payable on demand, shall bear interest at the Default Rate from the date of demand until paid and shall be deemed to be Indebtedness entitled to the benefit and security of the Loan Documents.

   In addition, the Borrower agrees to pay and save the Lender harmless against any liability for payment of any state documentary stamp taxes, intangible taxes or similar taxes (including interest or penalties, if any) which may now or hereafter be determined to be payable in respect to the execution, delivery or recording of any Loan Document or the making of any Advance, whether originally thought to be due or not, and regardless of any mistake of fact or law on the part of the Lender or the Borrower with respect to the applicability of such tax. The provisions of this Section shall survive payment in full of the Loan and termination of this Agreement.

              8.4. Notices. Any notice or other communication hereunder to any party hereto shall be by hand delivery, overnight delivery, facsimile, telegram, telex or registered or certified mail and unless otherwise provided herein shall be deemed to have been given or made when delivered, telegraphed, telexed, faxed or deposited in the mails, postage prepaid, addressed to the party at its address specified below (or at any other address that the party may hereafter specify to the other parties in writing):

   The Lender:         Tradelink International Limited
                            2115 Main Street
                            Santa Monica, California 90405-2215
                            Attention: Tim Enright

   With copy to:  Thompson & Adams
                            One Independent Drive, Suite 3131
                            Jacksonville, Florida 32202
                            Attention: William L. Thompson, Jr.

    The Borrower:      Vector Aeromotive Corporation
                            975 Martin Avenue
                            Green Cove Springs, Florida
                            Attention: Treasurer


              8.5. Governing Law. This Agreement and the Loan Documents shall be deemed contracts made under the laws of the State of Florida and shall be governed by and construed in accordance with the laws of Florida except insofar as the laws of another jurisdiction may govern the perfection, priority and enforcement of security interests in Collateral located in another jurisdiction.

              8.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Lender, and their respective successors and assigns;
provided, that the Borrower may not assign any of its rights hereunder without the prior written consent of the Lender, and any such assignment made without such consent will be void.

              8.7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

              8.8. No Usury. Notwithstanding anything contained in this Agreement, the Notes, or in any other Loan Document to the contrary, in no event will interest or other charges deemed to be interest be chargeable against the Borrower if such amount
(combined with any other amounts considered to be in the nature of interest) would exceed the maximum amount permitted by law from time to time while any of the Notes is outstanding, and in the event any amount in excess of the lawful maximum is charged or collected by the Lender or paid by the Borrower, the Borrower shall be entitled to the reimbursement of such excess together with interest thereon at the highest lawful rate at the time of such overcharge.

              8.9. Powers. All powers of attorney granted to the Lender are coupled with an interest and are irrevocable.

              8.10. Approvals. If this Agreement calls for the approval or consent of the Lender, such approval or consent may be given or withheld in the sole discretion of the Lender unless otherwise specified herein.

              8.11.    Jurisdiction, Service of Process.

        (a) Any suit, action or proceeding against the Borrower with respect to this Agreement, the Collateral or any Loan Document or any judgment entered by any court in respect thereof may be brought in the courts of Clay County, Florida or in the U.S. District court for the Middle District of Florida as the Lender (in its sole discretion) may elect, and the Borrower hereby accepts the nonexclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. Service of process in any such case may be had against the Borrower by delivery in accordance with the notice provisions herein or as otherwise permitted by law, and the Borrower agrees that such service shall be valid in all respects for establishing personal jurisdiction over it.

        (b) In addition, the Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Loan Documents, the Collateral or any judgment entered by any court in respect thereof brought in Clay County, Florida or the U.S. District Court for the Middle District of Florida, as selected by the Lender, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in Clay County, Florida or in such District Court has been brought in an inconvenient forum.

              8.12. Multiple Borrowers. If more than one Person is named herein as the Borrower, all obligations, representations and covenants herein and in other Loan Documents to which the Borrower is a party shall be joint and several.

              8.13. Waiver of Jury Trial. THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT
EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY
LITIGATION BASED UPON THIS AGREEMENT OR ARISING OUT OF, UNDER
OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER LOAN
DOCUMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN
CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF
ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE
PARTIES ENTERING INTO THIS AGREEMENT.



   (EXECUTION ON FOLLOWING PAGE)

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


TRADELINK INTERNATIONAL LIMITED


By:    /s/ T. J. Enright

Its President


VECTOR AEROMOTIVE CORPORATION


By:   /s/ David Peter Rose

Its President
                      SCHEDULE OF EXHIBITS


 (If any exhibit is omitted, the information called for therein shall be considered "None" or "Not Applicable")



Exhibit  Section Reference                 Title


  1.1C  1.1 ("Permitted Debt")             Permitted Debt
  1.1D  1.1 ("Permitted Liens")            Permitted Liens
  2.3   2.3 ("Financial Condition")        Contingent Liabilities
  2.4   2.4 ("Litigation")                 Litigation
  2.9   2.9 ("Location")                   Offices of Borrower
  3.3   3.3 ("Notice & Manner of Borrowing")    Form of Advance
                                                     Request

                          EXHIBIT 1.1C

                         Permitted Debt



     The following shall be additional Permitted Debt:

   1. Any Debt approved by the Board of Directors of Vector after the date of this Agreement.
                          EXHIBIT 1.1D

                        Permitted Liens


The following shall be additional Permitted Liens:

                  1. Deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security and similar laws.

                  2. Attachment, judgment and other similar non-tax Liens arising in connection with court proceedings but only if and for so long as (a) the execution or enforcement of such Liens is and continues to be effectively stayed and bonded on appeal,
(b) the validity and/or amount of the claims secured thereby are being actively contested in good faith by appropriate legal proceedings and (c) such Liens do not, in the aggregate, materially detract from the value of the assets of the Person whose assets are subject to such Lien or materially impair the use thereof in the operation of such Person's business.

                  3. Liens securing Permitted Debt incurred solely for the purpose of financing the acquisition of equipment, provided that such Lien does not secure more than the purchase price of such equipment and does not encumber property other than the purchased property.
                          EXHIBIT 2.3

                     CONTINGENT LIABILITIES



     The following are contingent liabilities of the Borrower:

[Describe listing liable party, maximum potential liability, nature of liability and its current status]

                          EXHIBIT 2.4

                           LITIGATION



     Describe any suit or proceeding pending or threatened :


[Describe any suit or proceeding pending or threatened before any court, governmental or regulatory authority, commission, Bureau or agency or public regulatory body.]

                          EXHIBIT 2.9

                      OFFICES OF BORROWER


List any offices of Borrower not listed in Section 8.4.

     NAME                 LOCATION          TYPE OF FACILITY

     N/A                          975 Martin Avenue  production plant
                                  Green Cove Springs
                                  Florida

                          EXHIBIT 3.3

                    FORM OF ADVANCE REQUEST



   Borrower Name: VECTOR AEROMOTIVE CORPORATION

   Maximum Loan Amount: ___ $1,250,000 or ___ $2,500,000

   Previous Advances (aggregate):  $______________

   Repayments (aggregate):  $________________

   Amount of Loan remaining:  $_______________

   Amount requested:  $________________

   Advance Date:  ________________, 199__


All representations and warranties made by Borrower in the Agreement or otherwise in writing in connection with the Agreement are true and correct as of the date hereof.

There has not been a material adverse change in the condition, financial or otherwise, of the Borrower from the condition as it existed on the date of the most recent financial statements of Borrower delivered to the Lender.

The undersigned hereby certifies, represents and warrants that there has not occurred an event of Default under the Agreement or any other Loan Document and no event has occurred that with the passage of time or the giving of notice will constitute an Event of Default and the making of the Advance requested hereby will not cause an Event or Default or such an event.



                              ___________________________(SEAL)

                      PROMISSORY NOTE

   $1,250,000                            July 22, 1997
                                 (Date of Execution and Delivery)

  LENDER:  TRADELINK INTERNATIONAL LIMITED (hereinafter termed
"LENDER"), 2115 Main Street, Santa Monica, California 90405-2215

BORROWER(S):   VECTOR AEROMOTIVE CORPORATION, a Nevada
corporation, 975 Martin Avenue, Green Cove Springs, Florida
32043

BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED IS BEING
OBTAINED PRIMARILY FOR BUSINESS PURPOSES.

   FOR VALUE RECEIVED: to wit, money loaned, the above-named; undersigned BORROWER(s) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000), with interest paid as follows. From the date of the first advance under this Note until the date that is the day immediately after the fifth consecutive day that the principal balance outstanding under this Note is $1,250,000 (the "Conversion Date"), interest shall accrue and be paid at the annual rate of LENDER'S PRIME RATE plus 2.0% as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes. From and after the Conversion Date, interest shall accrue and be paid at the annual rate of ten percent (10.0%) .

     The Borrower shall pay interest and principal under this Note as follows. Until the Conversion Date, interest shall be payable monthly in arrears commencing on the day that is thirty (30) days after the date of this Note and continuing on the same day of each consecutive month thereafter, and all principal outstanding and accrued and unpaid interest shall be payable in full ON DEMAND. From and after the Conversion Date, this Note shall be payable in consecutive monthly payments of $16,518.84, commencing on the day that is thirty (30) days after the Conversion Date and continuing on the same day of each consecutive month thereafter until the date that is one hundred twenty
   (120) months after the Conversion Date, at which time (the "Maturity Date") all principal outstanding and accrued and unpaid interest shall be payable in full.

     The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At LENDER'S option, the rate of interest charged shall become a rate equal to the lesser of (a) five (5) percentage points above the rate on the Note otherwise in effect, or
   (b) the highest rate allowed by the law of the State of Florida, commencing with and continuing for so long as this
   Note is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, then BORROWER agrees to pay to the LENDER reasonable attorney's and legal fees for the services and expenses of counsel, paralegals and others employed after maturity or default to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, bankruptcy proceedings or otherwise, and to indemnify and to hold the LENDER harmless against liability for the payment of state documentary stamp taxes, intangible taxes and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

     If the interest provision contained herein refers to "LENDER'S PRIME RATE," the LENDER'S PRIME RATE shall be the prime rate as published in the Wall Street Journal ("WSJ") as of the date of this Note ("WSJ Prime Rate"). The interest rate will change from time to time as the WSJ Prime Rate changes in an amount equal to the change in the WSJ Prime Rate, but will not change more often than once a month which will occur on the first day of each calendar month and will be based on the prime rate published in the WSJ on the 25th of the prior calendar month. If more than one rate is published, the highest rate published shall apply; and if the 25th or the date of closing falls on a day when the WSJ Prime Rate is not published, the WSJ Prime Rate shall be the rate published on the last day prior to the 25th or the date of closing. The BORROWER understands and agrees that the WSJ Prime Rate is not represented or intended to be the lowest or most favorable rate offered by LENDER to any of its borrowers.

     If the scheduled payment amount is insufficient to pay accrued interest, BORROWER shall make an additional payment of the amount of the accrued interest in excess of the scheduled payment.

     PAYMENT of this Note, all obligations of the undersigned BORROWER hereunder and under the Security Agreement defined below ("OBLIGATIONS") to LENDER, its successors and assigns, is secured, inter alia (and includes the terms and obligations set forth therein), by a valid, subsisting Loan and Security Agreement made by and between BORROWER and LENDER (the "Loan Agreement") describing certain personal property (the "COLLATERAL"), and by this reference is incorporated herein.

     If an Event of Default under this Note occurs or if the BORROWER violates any of the terms or breaches any of the conditions of the Loan Agreement, the entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided in the Loan Agreement at the option of the LENDER. TIME BEING OF THE ESSENCE OF THIS NOTE. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such Default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of the then highest legal rate permissible by law. All parties liable for the payment of this Note agree to pay the LENDER hereof reasonable attorneys' fees for the services and expenses of counsel employed after maturity or Default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought. Notwithstanding any other provisions of this Note, LENDER may, in the sole discretion of LENDER, accept payments under this Note made by BORROWER after any Default has occurred, without waiving any of LENDER'S rights or remedies under this Note.

     The remedies of LENDER as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of LENDER, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of LENDER, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by LENDER and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

     BORROWER and all sureties, endorsers and guarantors of this Note, jointly and severally, hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration after Default and all other notices, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the COLLATERAL; (b) agree to any substitution, exchange, addition or release of any of the COLLATERAL or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that LENDER shall not be required first to institute any suit, or to exhaust his, their or its remedies against BORROWER or any other person or party to become liable hereunder or against the COLLATERAL in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of the foregoing (except the express written release by LENDER of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note and the Loan Agreement.

     As used herein, the words "BORROWER" and "LENDER" shall be deemed to include BORROWER and LENDER as defined herein and their respective heirs, personal representatives, successors and assigns.

     This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.

     Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder and thereafter delivered to BORROWER. Under no circumstances shall BORROWER, or any parties liable for the payment of this Note, be required to pay interest in excess of the maximum rate allowed by applicable law.

     Interest is computed on the basis of a 360-day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below. LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

     At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

     In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER hereby authorizes and empowers LENDER to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

     Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

     WAIVER OF JURY TRIAL.  BY THE EXECUTION HEREOF, BORROWER
   HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES,
   THAT:

     (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATION OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B)     NEITHER THE BORROWER NOR LENDER WILL SEEK TO
   CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN
   WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT
   BEEN OR CANNOT BE WAIVED;

     (C)     THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY
   NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS
   SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D)     NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY
   AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE
   PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN
   ALL INSTANCES; AND

     (E)     THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER
   TO ENTER INTO THIS TRANSACTION.

     EVENTS OF DEFAULT. BORROWER shall be in Default under this Note upon the happening of any of the following events, circumstances or conditions, namely:

     (1) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 11 U.S.C. 101(2), hereinafter affiliate) of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; or any other document executed by BORROWER in conjunction herewith; or

     (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser, or surety for BORROWER in connection with this Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or

     (3) Death, dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER; or

     (4) BORROWER or any guarantor, endorser, or surety for BORROWER shall allow the acquisition of substantially all of the business or assets of BORROWER or guarantor, endorser, or surety for BORROWER or a material portion of such business or assets if such a sale is outside
   BORROWER'S or guarantor's, endorser's or surety's ordinary course of business, or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or

     (5) Failure of a corporate BORROWER or endorser, guarantor, or surety for said BORROWER to maintain its corporate existence in good standing; or

     (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER; or

     (7) The BORROWER or any endorser, guarantor, or surety for said BORROWER shall be a debtor, either voluntarily, under (and as the term debtor is defined in) the United States Bankruptcy Code or should the BORROWER be generally not paying BORROWER'S debts as such debts become due; or

     (8) Failure of BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

     (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL, or the assertion or making of any foreclosure, levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or

     (10) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired.

   THE FOREGOING ENUMERATION OF EVENTS OF DEFAULT
   NOTWITHSTANDING, NOTHING HEREIN SHALL BE DEEMED TO LIMIT,
   RESTRICT, IMPAIR OR DIMINISH THE ABSOLUTE RIGHT OF THE
   LENDER TO DEMAND PAYMENT OF THE NOTE IN FULL, AT ANY TIME,
   WITHOUT CAUSE.

     No waivers, amendments or modifications shall be valid unless in writing. No waiver by LENDER of any Default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

     If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidation the remainder of such provision or the remaining provisions of this Note. In the case of conflict between the terms of this Note and any Loan Agreement and/or Letter of Intent issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, then the Letter of Intent.

     IN WITNESS WHEREOF, the BORROWER, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s), or (ii) if by individuals, by hereunto setting their hands and seals.

   VECTOR AEROMOTIVE CORPORATION

   By:      /s/ David Peter Rose
   Its President
   Taxpayer Identification Number 33-0254334

                      PROMISSORY NOTE

   $2,500,000                     July 22, 1997
                           (Date of Execution and Delivery)

   LENDER: TRADELINK INTERNATIONAL LIMITED (hereinafter termed "LENDER"), 2115 Main Street, Santa Monica,
   California 90405-2215

   BORROWER(S):   VECTOR AEROMOTIVE CORPORATION, a Nevada
   corporation, 975 Martin Avenue, Green Cove Springs, Florida
   32043

   BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED IS
   BEING OBTAINED PRIMARY FOR BUSINESS PURPOSES.

     FOR VALUE RECEIVED: to wit, money loaned, the above-named; undersigned BORROWER(s) (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one BORROWER), promise(s) to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of TWO MILLION FIVE HUNDRED THOUSAND
   DOLLARS ($2,500,000), with interest paid as follows. From the date of the first advance under this Note, interest shall accrue and be paid at the annual rate of LENDER'S
   PRIME RATE plus 2.0% as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes.

     The Borrower shall pay interest and principal under this Note as follows. Interest shall be payable monthly in arrears commencing on the day that is thirty (30) days after the date of this Note and continuing on the same day of each consecutive month thereafter, and all principal outstanding and accrued and unpaid interest shall be payable in full ON DEMAND.

     The undersigned agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At LENDER'S option, the rate of interest charged shall become a rate equal to the lesser of (a) five (5) percentage points above the rate on the Note otherwise in effect, or
   (b) the highest rate allowed by the law of the State of Florida, commencing with and continuing for so long as this
   Note is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, then BORROWER agrees to pay to the LENDER reasonable attorney's and legal fees for the services and expenses of counsel, paralegals and others employed after maturity or default to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, bankruptcy proceedings or otherwise, and to indemnify and to hold the LENDER harmless against liability for the payment of state documentary stamp taxes, intangible taxes and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

     If the interest provision contained herein refers to "LENDER'S PRIME RATE," the LENDER'S PRIME RATE shall be the prime rate as published in the Wall Street Journal ("WSJ") as of the date of this Note ("WSJ Prime Rate"). The interest rate will change from time to time as the WSJ Prime Rate changes in an amount equal to the change in the WSJ Prime Rate, but will not change more often than once a month which will occur on the first day of each calendar month and will be based on the prime rate published in the WSJ on the 25th of the prior calendar month. If more than one rate is published, the highest rate published shall apply; and if the 25th or the date of closing falls on a day when the WSJ Prime Rate is not published, the WSJ Prime Rate shall be the rate published on the last day prior to the 25th or the date of closing. The BORROWER understands and agrees that the WSJ Prime Rate is not represented or intended to be the lowest or most favorable rate offered by LENDER to any of its borrowers.

     PAYMENT of this Note, all obligations of the undersigned BORROWER hereunder and under the Security Agreement defined below ("OBLIGATIONS") to LENDER, its successors and assigns, is secured, inter alia (and includes the terms and obligations set forth therein), by a valid, subsisting Loan and Security Agreement made by and between BORROWER and LENDER (the "Loan Agreement") describing certain personal property (the "COLLATERAL"), and by this reference is incorporated herein.

     If an Event of Default under this Note occurs or if the BORROWER violates any of the terms or breaches any of the conditions of the Loan Agreement, the entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided in the Loan Agreement at the option of the LENDER. TIME BEING OF THE ESSENCE OF THIS NOTE. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such Default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of the then highest legal rate permissible by law. All parties liable for the payment of this Note agree to pay the LENDER hereof reasonable attorneys' fees for the services and expenses of counsel employed after maturity or Default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought. Notwithstanding any other provisions of this Note, LENDER may, in the sole discretion of LENDER, accept payments under this Note made by BORROWER after any Default has occurred, without waiving any of LENDER'S rights or remedies under this Note.

     The remedies of LENDER as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of LENDER, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of LENDER, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by LENDER and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

     BORROWER and all sureties, endorsers and guarantors of this Note, jointly and severally, hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration after Default and all other notices, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the COLLATERAL; (b) agree to any substitution, exchange, addition or release of any of the COLLATERAL or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that LENDER shall not be required first to institute any suit, or to exhaust his, their or its remedies against BORROWER or any other person or party to become liable hereunder or against the COLLATERAL in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of the foregoing (except the express written release by LENDER of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note and the Loan Agreement.

     As used herein, the words "BORROWER" and "LENDER" shall be deemed to include BORROWER and LENDER as defined herein and their respective heirs, personal representatives, successors and assigns.

     This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.

     Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder and thereafter delivered to BORROWER. Under no circumstances shall BORROWER, or any parties liable for the payment of this Note, be required to pay interest in excess of the maximum rate allowed by applicable law.

     Interest is computed on the basis of a 360-day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below. LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

     At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

     In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER hereby authorizes and empowers LENDER to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

     Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

     WAIVER OF JURY TRIAL.  BY THE EXECUTION HEREOF, BORROWER
   HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES,
   THAT:

     (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATION OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

     (B)     NEITHER THE BORROWER NOR LENDER WILL SEEK TO
   CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN
   WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT
   BEEN OR CANNOT BE WAIVED;

     (C)     THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY
   NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS
   SHALL BE SUBJECT TO NO EXCEPTIONS;

     (D)     NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY
   AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE
   PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN
   ALL INSTANCES; AND

     (E)     THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER
   TO ENTER INTO THIS TRANSACTION.

     EVENTS OF DEFAULT. BORROWER shall be in Default under this Note upon the happening of any of the following events, circumstances or conditions, namely:

     (11) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 11 U.S.C. 101(2), hereinafter affiliate) of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; or any other document executed by BORROWER in conjunction herewith; or

     (12) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser, or surety for BORROWER in connection with this Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or

     (13) Death, dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER; or

     (14) BORROWER or any guarantor, endorser, or surety for BORROWER shall allow the acquisition of substantially all of the business or assets of BORROWER or guarantor, endorser, or surety for BORROWER or a material portion of such business or assets if such a sale is outside BORROWER'S or guarantor's, endorser's or surety's ordinary course of business, or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or

     (15) Failure of a corporate BORROWER or endorser, guarantor, or surety for said BORROWER to maintain its corporate existence in good standing; or

     (16) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER; or

     (17) The BORROWER or any endorser, guarantor, or surety for said BORROWER shall be a debtor, either voluntarily, under (and as the term debtor is defined in) the United States Bankruptcy Code or should the BORROWER be generally not paying BORROWER'S debts as such debts become due; or

     (18) Failure of BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

     (19) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL, or the assertion or making of any foreclosure, levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or

     (20) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired.

   THE FOREGOING ENUMERATION OF EVENTS OF DEFAULT
   NOTWITHSTANDING, NOTHING HEREIN SHALL BE DEEMED TO LIMIT,
   RESTRICT, IMPAIR OR DIMINISH THE ABSOLUTE RIGHT OF THE
   LENDER TO DEMAND PAYMENT OF THE NOTE IN FULL, AT ANY TIME,
   WITHOUT CAUSE.

     No waivers, amendments or modifications shall be valid unless in writing. No waiver by LENDER of any Default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

     If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidation the remainder of such provision or the remaining provisions of this Note. In the case of conflict between the terms of this Note and any Loan Agreement and/or Letter of Intent issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, then the Letter of Intent.

     IN WITNESS WHEREOF, the BORROWER, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s), or (ii) if by individuals, by hereunto setting their hands and seals.

   VECTOR AEROMOTIVE CORPORATION

   By:   /s/ David Peter Rose
   Its President
   Taxpayer Identification Number 33-0254334